Exhibit 99.1

KPMG LLP

Suite 900

8350 Broad Street

McLean, VA 22102

Independent Accountants’ Agreed-Upon Procedures Report

Strategic Funding Source Inc. (the “Company”)

Truist Securities, Inc. (the “Structuring Agent”)

Performance Trust Capital Partners, LLC

(together, the “Specified Parties”)

Re:	Kapitus Asset Securitization VII LLC, Series 2026-2 Notes – Data File Procedures

We have performed the procedures described below on specified attributes in an electronic data file entitled “Initial Proposed KAS VII Tape_2026-11-02_Raw Tape_Updated_v2.xlsx” (the “Data File”) provided by the Company on November 10, 2026, containing information on 5,730 small business receivables and business loan contracts (the “Receivables”) as of October 31, 2026 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Kapitus Asset Securitization VII LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, number of months, and percentages were within $1.00, 0.1 months and 0.1%, respectively.

•	The term “Servicing System” means the Company’s “Platform” servicing system.

•

The term “Funded Contract Summary Extract” means the extract of the Funded Contract Summary page from the Servicing System, which we were informed by Company contains information derived from servicing records and the related contract for each of the Receivables. We performed no procedures to compare the information in the Funded Contract Summary Extract to the underlying contract for any of the Receivables. We make no representation regarding the validity, enforceability, authenticity, or accuracy of the information in the documents, or the documents themselves, or the execution of the underlying contract by the borrower(s).

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

•

The term “Sample Selection File” means an electronic data file entitled “Initial Proposed KAS VII Tape_2026-11-02_Raw Tape.xlsx” provided by the Structuring Agent on November 5, 2026, on behalf of the Company, containing information on 5,730 Receivables as of October 31, 2026.

•

The term “Internal Funding Amount Remaining Support” means electronic mail correspondence provided by the Company on November 10, 2026, containing information on the internal funding amount remaining for Selected Receivable (defined below) #41.

•	The term “Source Documents” means the Funded Contract Summary Extract and Internal Funding Amount Remaining Support.

•	The term “Provided Information” means the Sample Selection File and Source Documents.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We selected a sample of 200 Receivables (the “Selected Receivables”) from the Sample Selection File in the following order: (i) 100 Receivables with the largest “internal_funding_remaining_amount” and (ii) a random sample of 100 Receivables, using a random sampling tool from the remaining population after excluding the Receivables selected in (i). For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to select from the Sample Selection File.

B.

For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents listed in the Provided Information column below. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, constituted an exception. The Provided Information is listed in the order of priority with the highest priority listed first.

Attribute	Provided Information
contract_id	Funded Contract Summary Extract

product_type	Funded Contract Summary Extract

state	Funded Contract Summary Extract

sic_code	Funded Contract Summary Extract

credit_score	Funded Contract Summary Extract

risk_bucket	Funded Contract Summary Extract

payment_frequency	Funded Contract Summary Extract

Business Founded Date	Funded Contract Summary Extract

Business Age in Years (Based on Origination)	Funded Contract Summary Extract

internal_funding_remaining_amount	Funded Contract Summary Extract, Internal Funding Amount Remaining Support

original_turn	Funded Contract Summary Extract

remaining_turn	Funded Contract Summary Extract

Attribute	Provided Information

factor_rate	Funded Contract Summary Extract

yield	Funded Contract Summary Extract

remit_mod	Funded Contract Summary Extract

missed_payment_factor	Funded Contract Summary Extract

Delinquency Status	Funded Contract Summary Extract

performance	Funded Contract Summary Extract

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia

November 12, 2026

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